DIREXION MONTHLY 25+ YEAR TREASURY BULL 1.2X FUND (DXLTX)

DIREXION MONTHLY 25+ YEAR TREASURY BEAR 1X FUND (DXSTX)

EACH A SERIES OF THE DIREXION FUNDS

Supplement dated September 30, 2016 to the

Summary Prospectuses dated November 2, 2015, and the

Prospectus and Statement of Additional Information (“SAI”) each dated September 15, 2015,

as last supplemented June 13, 2016

The Board of Trustees of the Direxion Funds (the “Trust”) has approved a change in leverage for the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund (the “Bull Fund”) and the Direxion Monthly 25+ Year Treasury Bear 1X Fund (the “Bear Fund”) (collectively, the “Funds”), as well as certain changes in the investment objectives and principal investment strategies of the Funds commensurate with these changes.

*  *  *  IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY  *  *  *

Effective on or about November 29, 2016, the Funds will be renamed as shown in the table below:

Current Fund Name	New Fund Name
Direxion Monthly 25+ Year Treasury Bull 1.2X Fund	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Direxion Monthly 25+ Year Treasury Bear 1X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund

Currently, the Bull Fund’s investment objective is to seek monthly investment results, before fees and expenses, of 120% of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index. The Bear Fund’s investment objective is to seek monthly investments results, before fees and expenses, of 100% of the inverse (or opposite) of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index.

Effective on or about November 29, 2016, the Bull Fund’s investment objective will be changed as follows:

The Fund seeks monthly investment results, before fees and expenses, of 135% of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index.

Effective on or about November 29, 2016, the Bear Fund’s investment objective will be changed as follows:

The Fund seeks monthly investment results, before fees and expenses, of 135% of the inverse (or opposite) of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index.

Additionally, in the summary and statutory sections of the Funds’ Prospectus, under the “Effects of Compounding and Market Volatility Risk” the tables will change as follows and all related disclosure preceding the tables will be updated accordingly:

Bull Fund

One Year Index	135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-81%	-71.40%	-71.90%	-73.70%	-76.30%	-78.70%
-50%	-68%	-61.20%	-61.80%	-63.90%	-67.10%	-70.00%
-40%	-54%	-50.20%	-50.90%	-53.30%	-57.10%	-60.40%
-30%	-41%	-38.50%	-39.30%	-42.10%	-46.30%	-50.10%
-20%	-27%	-26.20%	-27.20%	-30.30%	-35.00%	-38.90%
-10%	-14%	-13.50%	-14.50%	-18.10%	-23.30%	-27.60%
0%	0%	-0.20%	-1.30%	-5.30%	-11.40%	-16.20%
10%	14%	13.50%	12.20%	7.70%	1.10%	-3.70%
20%	27%	27.50%	26.10%	21.00%	13.40%	8.60%
30%	41%	42.00%	40.40%	34.30%	26.60%	20.90%
40%	54%	56.80%	55.00%	48.20%	38.90%	33.80%
50%	68%	71.80%	69.80%	61.70%	51.70%	47.70%
60%	81%	87.20%	84.90%	75.90%	64.40%	58.90%

Bear Fund

One Year Index	-135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	81%	215.39%	188.22%	113.27%	56.02%	26.85%
-50%	68%	139.91%	120.85%	67.42%	24.40%	4.98%
-40%	54%	91.19%	76.79%	35.95%	2.07%	-14.73%
-30%	41%	57.30%	45.82%	13.11%	-13.95%	-26.76%
-20%	27%	32.45%	22.89%	-4.42%	-26.66%	-36.45%
-10%	14%	13.48%	5.21%	-17.57%	-36.33%	-43.28%
0%	0%	-1.45%	-8.68%	-28.55%	-44.17%	-46.85%
10%	-14%	-13.49%	-19.97%	-38.05%	-51.52%	-53.19%
20%	-27%	-23.39%	-29.43%	-45.48%	-57.59%	-58.50%
30%	-41%	-31.68%	-37.28%	-52.02%	-60.83%	-62.55%
40%	-54%	-38.72%	-43.90%	-57.66%	-66.89%	-66.27%
50%	-68%	-44.76%	-49.77%	-62.51%	-65.56%	-70.13%
60%	-81%	-50.02%	-54.93%	-66.74%	-73.28%	-68.20%

In the summary section of each Fund’s Prospectus, on page 4 and 9 for the Bull Fund and Bear Fund, respectively, the paragraph immediately following the table under “Principal Investment Risks—Effects of Compounding and Market Volatility Risk” is replaced with the following:

The Index’s annualized historical volatility rate for the five year period ended December 31, 2015 was 14.97%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.01% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was 8.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

Because the Funds will seek to magnify the monthly performance of the NYSE 25 Year Plus Treasury Bond Index to a greater extent under their new investment objectives, each Fund will have the potential for greater gains, but will also be subject to the risks of greater losses for the Funds relative to benchmark performance. Therefore, the statutory section under “Additional Information Regarding Investment Techniques and Policies” beginning with page 15 of the Funds’ Prospectus will change as follows:

Impact of Compounding and Volatility. For a period longer than one calendar month, the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by a Fund’s calendar month target (e.g., 135% or -135%) generally will not equal a Fund’s performance over that same period. As such, although federal regulations require that this Prospectus include annualized performance and multi-year expense information for each Fund, investors should bear in mind that the Funds seek calendar month, and not annual, investment results. Consider the following examples:

Compounding Example 1 – Underlying Index Lacks a Trend

Mary is considering investments in three Funds, Fund A, Fund B and Fund C. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 135% of the calendar month performance of the XYZ index. Fund C is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to -135% of the calendar month performance of the XYZ index.

In January, the XYZ index increases in value from $100 to $105, a gain of 5%. In February, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% in January and lose 4.76% in February to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

FUND A – A Traditional Index Fund

Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$100.00	-4.76%	0.00%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 6.75% in January (135% of 5%) but decline 6.45% in February.

FUND B – Seeks calendar month leveraged investment results

Month	Index Value	Index Monthly Performance	135% of Monthly Index Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.75%	$106.75	5.00%	6.75%
February	$100.00	-4.76%	-6.45%	$99.83	0.00%	-0.17%

Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss of 0.17% even when the aggregate index value for the two-month period has not declined. (These calculations do not include the charges for expense ratio and financing charges.)

Because Fund C seeks leveraged inverse returns, the same $100 investment in Fund C would be expected to lose 6.75% in January and then gain 6.45% in February.

FUND C – Seeks calendar month leveraged inverse investment results

Month	Index Value	Index Monthly Performance	-135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-6.75%	$93.25	5.00%	-6.25%
February	$100.00	-4.76%	6.45%	$99.26	0.00%	-0.74%

Because the gain in February is multiplied by the already-diminished investment, the investment in Fund C does not make up its January losses even though the index has returned to its original value.

Compounding Example 2 – Underlying Index Has a Clear Trend

Leveraged compounding will not always result in greater losses. If the index trends in one direction (e.g. increases in value for two consecutive months), the compounded return will outperform the index’s cumulative performance multiplied by 135% or -135% (as applicable). For example, if the XYZ Index were to increase to $110 in February (instead of decline back to $100 as it had in the prior example), the resulting performance of Fund A, Fund B and Fund C would be as follows:

FUND A – A Traditional Index Fund

Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$110.00	4.76%	10.00%	$110.00

FUND B – Seeks calendar month leveraged investment results

Month	Index Value	Index Monthly Performance	135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.75%	$106.75	5.00%	6.75%
February	$110.00	4.76%	6.43%	$113.61	10.00%	13.61%

FUND C – Seeks calendar month leveraged inverse investment results

Month	Index Value	Index Monthly Performance	-135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-6.75%	$93.25	5.00%	-6.75%
February	$110.00	4.76%	-6.43%	$87.25	10.00%	-12.75%

In the above example, the index’s cumulative performance was 10%, but Fund B gained slightly more than 13.50% (135% of 10%), due to the fact that February’s additional gains were applied to a higher investment amount. Additionally, although the index’s trend was adverse to Fund C’s performance in both months, the cumulative loss to the investment was less than 12.5%, due to the fact that February’s additional losses were applied to an already-lowered investment amount. Because the index trended in one direction, compounding improved the cumulative performance of both Fund B and Fund C.

This would also be true if the index trended in the other direction. However, in that instance, Fund C would outgain -135% of the index’s cumulative performance and Fund B’s losses would be slightly less than 135% of the index’s cumulative performance.

The Funds seek calendar month investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, the Bull Fund pursues monthly leveraged investment goals, which means that it is riskier than alternatives that do not use leverage because the Bull Fund magnifies the performance of the Index. Second, the Bear Fund pursues investment goals which are inverse to the performance of the Index; a result opposite of most other mutual funds. Third, because the Funds seek calendar month investment results, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% or -135% (as applicable) exposure to the Index from that point until the end of the month. The actual exposure is a function of the performance of the Index from the end of the prior calendar month and such investor should consult the Funds’ website to determine the then projected exposure before investing in a Fund. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the Index performance for the longer period. This deviation will increase with higher Index volatility and longer holding periods. As a consequence, investors should not plan to hold the Funds unmonitored through the end of a month or for longer periods of time. Further, the return for investors that invest for periods less than a calendar month, or for a period different than the calendar month, may not be the product of the return of the Index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.

For investments held through the end of a calendar month, volatility in the performance of the Index from month to month is the primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta and the returns of the Index for such longer period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. For example, consider the following three examples:

Example 1 – Underlying Index Experiences Low Volatility

Mary invests $10.00 in a 1.35X Bull Fund on the last day of Calendar Month 1. During Calendar Month 2, the Fund’s underlying index rises from 100 to 102, a 2% gain. Mary’s investment rises 2.7% to $10.27. Mary holds her investment through the end of Calendar Month 3, during which the 1.35X Bull Fund’s underlying index rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.54, a gain during Calendar Month 3 of 2.65%. For the two calendar month period since Mary invested in the 1.35X Bull Fund, the benchmark gained 4% although Mary’s investment increased by 5.7%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the 135% return of the return of the underlying index for the period.

Example 2 – Underlying Index Experiences High Volatility

Mary invests $10.00 in a 1.35X Bull Fund on the last day of Calendar Month 1. During Calendar Month 2, the 1.35X Bull Fund’s underlying index rises from 100 to 110, a 10% gain, and Mary’s investment rises 13.5% to $11.35. Mary continues to hold her investment through the end of Calendar Month 3, during which the 1.35X Bull Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $11.35 to $8.56. For the two calendar month period since Mary invested in the 1.35X Bull Fund, its underlying index lost 10% while Mary’s investment decreased from $10 to $8.56, a 14.4% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two calendar month periods and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index.

Example 3 – Intra Month Investment with Volatility

The examples above assumed that Mary purchased the Fund on the last day of the relevant calendar month and received exposure equal to 135% of her investment. If she made an investment on a subsequent day, she would have received a beta determined by the performance of the underlying index from the end of the prior calendar month until the date of the purchase.

Mary invests $10.00 in a 1.35X Bull Fund on the 5th day of Calendar Month 1. From the end of the prior calendar month until the day on which Mary invests, the underlying index moves from 100 to 102, a 2% gain. In light of that gain, the 1.35X Bull Fund beta at the point at which Mary invests is 138%. During the remainder of Calendar Month 1, the 1.35X Bull Fund’s underlying index rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 10.82% (which is the underlying index gain of 7.84% multiplied by the 138% beta that she received) to $11.08. Mary continues to hold her investment through the end of Calendar Month 2, during which the 1.25X Bull Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $11.08 to $8.36. For the period of Mary’s investment, the 1.35X Bull Fund’s underlying index declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $8.36, a 16.40% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two calendar month periods and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index. Mary’s return was also less because she missed the first 2% move of the benchmark and had a beta of 138% for the remainder of Calendar Month 1.

An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% exposure to the Index, depending on the performance of the Index. If the Index moves in a direction favorable to the Fund, the investor will receive exposure to the Index less than 135%. Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive exposure to the Index greater than 135%. Calendar month rebalancing will impair a Fund’s performance if the Index experiences volatility. For instance, a hypothetical 1.35X Bull Fund would be expected to lose 1.30% (as shown in Table 1 below) if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. A hypothetical 1.35X Bear Fund would be expected to lose 8.68% (as shown in Table 1 below) if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period for the Bull Fund widens to approximately 5.30% while the loss for the Bear Fund rises to 28.55%. At higher ranges of volatility, there is a chance of a significant loss of Fund value even if the Index is flat. For instance, if annualized volatility of the Index is 100%, the Bull and the Bear Fund would be expected to lose 16.20% and 46.85% respectively, of their value even if the cumulative Index return for the year was 0%. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.

Table 1 – Negative Implications of Volatility

Volatility Range	1.35X Bull Fund Loss	1.35X Bear Fund Loss
10%	-0.20%	-1.45%
25%	-1.30%	-8.68%
50%	-5.30%	-28.55%
75%	-11.40%	-44.17%
100%	-16.20%	-46.85%

The annualized volatility for the Index for the five year period ended December 31, 2015 was 14.97%. The Index had historical volatility rates over that period ranging from 10.52% to 20.01%. Since market volatility, like that experienced by the markets recently, has negative implications for the Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds, particularly in volatile markets. The negative implications of volatility noted in Table 1 can be combined with the recent volatility provided above to give investors some sense of the risks of holding the Funds for long periods. This information is intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

The Projected Returns of the Bull Fund and the Bear Fund for Shares Held Longer Than a Calendar Month. The Funds seek calendar month investment results which should not be equated with seeking a goal for longer than a calendar month. For instance, if the Index gains 10% during a year, the Bull Fund should not be expected to provide a return of 13.5% for the year even if it meets its calendar month target throughout the year. This is true because the pursuit of calendar month goals may result in calendar month compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by 135%, in the case of the Bull Fund, or -135%, in the case of the Bear Fund, will not generally equal a Fund’s performance over that same period.

The following charts set out a range of hypothetical calendar month performances during a given calendar year of the Index and demonstrate how changes in the Index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year. The charts are based on a hypothetical $100 investment in the Funds over a 12-month calendar period and do not reflect expenses of any kind.

Table 2 – The Index Lacks a Clear Trend for a Period Longer Than One Month

	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	105	5.00%	5.00%	$106.75	6.75%	6.75%	$93.25	-6.75%	-6.75%
February	110	4.76%	10.00%	$113.61	6.43%	13.61%	$87.26	-6.43%	-12.74%
March	100	-9.09%	0.00%	$99.67	-12.27%	-0.33%	$97.97	12.27%	-2.03%
April	90	-10.00%	-10.00%	$86.21	-13.50%	-13.79%	$111.19	13.50%	11.19%
May	85	-5.56%	-15.00%	$79.74	-7.51%	-20.26%	$119.54	7.51%	19.54%
June	100	17.65%	0.00%	$98.74	23.83%	-1.26%	$91.05	-23.83%	-8.95%
July	95	-5.00%	-5.00%	$92.08	-6.75%	-7.92%	$97.20	6.75%	-2.80%
August	100	5.26%	0.00%	$98.62	7.10%	-1.38%	$90.30	-7.10%	-9.70%
September	105	5.00%	5.00%	$105.27	6.75%	5.27%	$84.20	-6.75%	-15.80%
October	100	-4.76%	0.00%	$98.51	-6.43%	-1.49%	$89.61	6.43%	-10.39%
November	95	-5.00%	-5.00%	$91.86	-6.75%	-8.14%	$95.66	6.75%	-4.34%
December	105	10.53%	5.00%	$104.92	14.22%	4.92%	$82.06	-14.22%	-17.94%

The cumulative annual performance of the hypothetical underlying index in Table 3 is 5.00%. The return of the hypothetical Bull Fund for the calendar year is 4.92%, while the return of the hypothetical Bear Fund for the calendar year is -17.94%. The volatility of the hypothetical underlying index’s performance and the lack of a clear trend means that a Fund’s gain or losses bear little relationship to the performance of the hypothetical underlying index for the year.

Table 3 – The Index Rises in a Clear Trend

	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	102	2.00%	2.00%	$102.70	2.70%	2.70%	$97.30	-2.70%	-2.70%
February	104	1.96%	4.00%	$105.42	2.65%	5.42%	$94.73	-2.65%	-5.27%
March	106	1.92%	6.00%	$108.15	2.59%	8.15%	$92.27	-2.59%	-7.73%
April	108	1.89%	8.00%	$110.91	2.55%	10.91%	$89.92	-2.55%	-10.08%
May	110	1.85%	10.00%	$113.68	2.50%	13.68%	$87.67	-2.50%	-12.33%
June	112	1.82%	12.00%	$116.47	2.46%	16.47%	$85.52	-2.46%	-14.48%
July	114	1.79%	14.00%	$119.29	2.42%	19.29%	$83.45	-2.42%	-16.55%
August	116	1.75%	16.00%	$122.11	2.36%	22.11%	$81.48	-2.36%	-18.52%
September	118	1.72%	18.00%	$124.94	2.32%	24.94%	$79.59	-2.32%	-20.41%
October	120	1.69%	20.00%	$127.79	2.28%	27.79%	$77.77	-2.28%	-22.23%
November	122	1.67%	22.00%	$130.67	2.25%	30.67%	$76.02	-2.25%	-23.98%
December	124	1.64%	24.00%	$133.56	2.21%	33.56%	$74.33	-2.21%	-25.67%

The cumulative annual performance of the hypothetical underlying index in Table 4 is 24.00%. The return of the hypothetical Bull Fund for the calendar year is 33.56%, while the return of the hypothetical Bear Fund for the calendar year is -25.67%. In this case, because of the trend, the hypothetical Bull Fund’s gain is greater than 135% of the hypothetical underlying index gain and the hypothetical Bear Fund’s decline is less than 135% of the hypothetical underlying index gain for the year.

Table 4 – The Index Declines in a Clear Trend

	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	98	-2.00%	-2.00%	$97.30	-2.70%	-2.70%	$102.70	2.70%	2.70%
February	96	-2.04%	-4.00%	$94.62	-2.75%	-5.38%	$105.53	2.75%	5.53%
March	94	-2.08%	-6.00%	$91.96	-2.81%	-8.04%	$108.49	2.81%	8.49%
April	92	-2.13%	-8.00%	$89.32	-2.88%	-10.68%	$111.61	2.88%	11.61%
May	90	-2.17%	-10.00%	$86.70	-2.93%	-13.30%	$114.88	2.93%	14.88%
June	88	-2.22%	-12.00%	$84.10	-3.00%	-15.90%	$118.32	3.00%	18.32%
July	86	-2.27%	-14.00%	$81.53	-3.06%	-18.47%	$121.95	3.06%	21.95%
August	84	-2.33%	-16.00%	$78.96	-3.15%	-21.04%	$125.79	3.15%	25.79%
September	82	-2.38%	-18.00%	$76.43	-3.21%	-23.57%	$129.83	3.21%	29.83%
October	80	-2.44%	-20.00%	$73.91	-3.29%	-26.09%	$134.10	3.29%	34.10%
November	78	-2.50%	-22.00%	$71.41	-3.38%	-28.59%	$138.63	3.38%	38.63%
December	76	-2.56%	-24.00%	$68.95	-3.46%	-31.05%	$143.42	3.46%	43.42%

The cumulative annual performance of the hypothetical underlying index in Table 5 is –24.00%. The return of the hypothetical Bull Fund for the calendar year is -31.05%, while the return of the hypothetical Bear Fund for the calendar year is 43.42%. In this case, because of the trend, the hypothetical Bull Fund’s decline is less than 135% of the hypothetical underlying index decline and the hypothetical Bear Fund’s gain is greater than 135% of the hypothetical underlying index decline for the year.

The preceding examples are intended to underscore that the Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors who do not understand the Funds or do not intend to actively manage and monitor their investments should not buy the Funds. Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus and summary prospectus call (800) 851-0511 or visit the Funds’ website at direxioninvestments.com.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

*        *        *         *        *

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.